SEI INSTITUTIONAL MANAGED TRUST

Multi-Asset Income Fund (the "Fund")

Supplement dated October 14, 2014
to the Class A Shares Prospectus (the "Prospectus") dated January 31, 2014, as previously supplemented on April 1, 2014, and July 25, 2014

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Fund.

Change in Principal Investment Strategies Language

In the Fund's "Principal Investment Strategies" section, the third to last paragraph is hereby deleted and replaced with the following:

The Fund may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Futures contracts and forward contracts may be used to synthetically obtain exposure to securities or baskets of securities. The Fund may use total return swaps to efficiently obtain exposure to segments of the equity or fixed income markets when other means of obtaining exposure, such as through an ETF, are suboptimal. Interest rate swaps may be used to manage the Fund's yield spread sensitivity. The Fund may write (sell) covered call options or put options on a security or a basket of securities. The purchaser of the covered call will pay the Fund a premium for undertaking the obligations under the option contract. The written option may also provide a partial hedge to another position of the Fund. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

Change in Portfolio Management

In the chart under the heading "Investment Adviser" in the Fund Summary for the Fund, the following text is hereby added:

Portfolio Manager	Experience with the Fund	Title with Adviser
Robert Specht, CFA	Since 2014	Investment Strategist, Portfolio Strategy Group

In addition, in the chart under the heading "Sub-Adviser" in the Fund Summary for the Fund, the following text is added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSgA Funds Management, Inc.	Karl Schneider, CAIA	Since 2014	Vice President, Senior Portfolio Manager
	John Tucker, CFA	Since 2014	Senior Managing Director and Co-Head of Passive Equity Strategies in North America

Further, the first paragraph in the section entitled "Investment Adviser and Sub-Advisers" is hereby deleted and replaced with the following:

SIMC, in addition to the Sub-Advisers and portfolio managers listed below, acts as the adviser and portfolio manager for a portion of the Multi-Asset Income Fund's assets.

MULTI-ASSET INCOME FUND:

SIMC serves as the investment adviser to the Multi-Asset Income Fund. Robert Specht, CFA is an Investment Strategist in the Portfolio Strategy Group. Since joining SEI in the beginning of 2011 Robert has been focused on the modeling and development of derivative overlay strategies. This includes the development of the covered call writing strategy that SSgA will implement in the Multi-Asset Income Fund. Prior to his employment at SEI, Robert served as President and Head Trader at Specht Investment Corp, a proprietary option trading firm that he founded in 2009. Robert began his career as an Option Trader with Group One Trading in 2004 on the floor of the American Stock Exchange. He has experience trading electronically on all major US option exchanges. Robert earned a BSBA in Finance (summa cum laude) from the University of Florida. He is a CFA Charterholder and a member of The CFA Society of Philadelphia.

In addition, under the heading "Multi-Asset Income Fund," in the sub-section entitled "Sub-Advisers and Portfolio Managers," in the section entitled "Investment Adviser and Sub-Advisers," the following paragraph is hereby added in the appropriate alphabetical order thereof:

SSgA Funds Management, Inc.: SSgA Funds Management, Inc. (SSgA FM), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a Sub-Adviser to the Multi-Asset Income Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Multi-Asset Income Fund allocated to SSgA FM are Karl Schneider, CAIA and John Tucker, CFA. Mr. Schneider is a Vice President of SSgA FM and Head of US Equity Strategies for the Global Equity Beta Solutions (GEBS) team, where in addition to overseeing the management of the US equity index strategies, he also serves as a portfolio manager for a number of the group's passive equity portfolios. Previously within GEBS, Mr. Schneider served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider joined State Street in 1996. Mr. Schneider holds a Bachelor of Science degree in Finance and Investments from Babson College and a Master of Science degree in Finance from Boston College. Mr. Schneider has earned the Chartered Alternative Investment

Analyst designation and is a member of the CAIA Association. Mr. Tucker is a Senior Managing Director and Co-Head of Passive Equity Strategies in North America. Mr. Tucker is a Senior Managing Director of State Street Global Advisors and Co-Head of Passive Equity Strategies in North America. Mr. Tucker is responsible for overseeing the management of all equity index strategies and Exchange Traded Funds managed in North America. Mr. Tucker is a member of the Senior Leadership Team. Previously, Mr. Tucker was head of the Structured Products group in SSgA's London office, where he was responsible for the management of all index strategies in our second largest investment center. Mr. Tucker received a Bachelor of Arts degree from Trinity College and a Master of Science in Finance from Boston College. Mr. Tucker has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute. In addition, Mr. Tucker is a member of The Russell Index Client Advisory Board and The S&P U.S. Index Advisory Panel. Mr. Tucker joined State Street in 1988.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-904 (10/14)

SEI INSTITUTIONAL MANAGED TRUST

Multi-Asset Income Fund (the "Fund")

Supplement dated October 14, 2014
to the Statement of Additional Information (the "SAI") dated January 31, 2014, as previously supplemented on July 25, 2014, and October 3, 2014

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Fund.

Change in Principal Investment Strategies Language

Under the heading "Multi-Asset Income Fund," in the section entitled "Investment Objectives and Policies," the fourth to last paragraph is hereby deleted and replaced with the following:

The Fund may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Futures contracts and forward contracts may be used to synthetically obtain exposure to securities or baskets of securities. The Fund may use total return swaps to efficiently obtain exposure to segments of the equity or fixed income markets when other means of obtaining exposure, such as through an ETF, are suboptimal. Interest rate swaps may be used to manage the Fund's yield spread sensitivity. The Fund may write (sell) covered call options or put options on a security or a basket of securities. The purchaser of the covered call will pay the Fund a premium for undertaking the obligations under the option contract. The written option may also provide a partial hedge to another position of the Fund. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

Change in Portfolio Management

Under the heading "The Sub-Advisers," in the section entitled "The Adviser and The Sub-Advisers," the following paragraph is hereby added in the appropriate order thereof:

SSgA FUNDS MANAGEMENT, INC.—SSgA Funds Management, Inc. ("SSgA FM") serves as a Sub-Adviser to a portion of the assets of the Multi-Asset Income Fund. SSgA FM is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street.

In addition, under the heading "Portfolio Management," in the section entitled "The Adviser and The Sub-Advisers," the following text is hereby added immediately after the heading:

SIMC

Compensation. SIMC compensates Mr. Specht for his management of the Multi-Asset Income Fund. Mr. Specht's compensation consists of a combination of a fixed annual salary and a discretionary annual bonus. Twenty percent of Mr. Specht's compensation is tied to the corporate performance of SEI (SIMC's ultimate parent company), as measured by the earnings per share earned for a particular year. This percentage is set at the discretion of SEI and not SIMC. The entirety of the remaining percentage of Mr. Specht's compensation is based upon the portfolio manager's contribution (e.g. asset allocation decisions) to the Multi-Asset Income Fund's performance (pre-tax) versus its respective benchmark over a one and three year period. Certain senior portfolio managers may also receive additional long-term incentive awards in the form of an annual grant of stock options with respect to SEI. These long-term incentive grants are subject to vesting requirements and are at the sole discretion of SEI.

Ownership of Fund Shares. As of July 31, 2014, Mr. Specht did not beneficially owned shares of the Multi-Asset Income Fund.

Other Accounts. As of July 31, 2014, in addition to the Multi-Asset Income Fund, Mr. Specht was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)
Robert Specht, CFA	0	$0	0	$0	0	$0

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. A portfolio manager's management of registered investment companies, other pooled investment vehicles or other accounts may give rise to actual or potential conflicts of interest in connection with his day-to-day management of the Multi-Asset Income Fund's investments. The other accounts might have similar investment objectives as the Multi-Asset Income Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Multi-Asset Income Fund.

While the portfolio managers' management of the other accounts may give rise to the following potential conflicts of interest, SIMC does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, SIMC believes that it has designed policies and procedures that reasonably manage such conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Multi-Asset Income Fund. Because of his positions with the Multi-Asset Income Fund, the portfolio manager knows the size, timing and possible market impact of Multi-Asset Income Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the Multi-Asset Income Fund. However, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of the Multi-Asset Income Fund and the other accounts, which, in theory, may allow him to allocate investment opportunities in a way that favors the other accounts over the Multi-Asset Income Fund. This conflict of interest may be exacerbated to the extent that SIMC or the portfolio manager receives, or expects to receive, greater compensation from its management of the other accounts than the Multi-Asset Income Fund. Notwithstanding this theoretical conflict of interest, it is SIMC's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio manager may buy for other accounts securities that differ in identity or quantity from securities bought for the Multi-Asset Income Fund, such an approach might not be suitable for the Multi-Asset Income Fund given its investment objectives and related restrictions.

In addition, also under the heading "Portfolio Management," in the same section entitled "The Adviser and The Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

SSgA FM

Compensation. SIMC pays SSgA FM a fee based on the assets under management of the Multi-Asset Income Fund as set forth in the respective investment sub-advisory agreements between SSgA FM and SIMC. SSgA FM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund. The following information relates to the period ended July 31, 2014.

The compensation of SSgA FM's investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSgA performance, and individual performance. Each year SSgA's Global Human Resources department participates in compensation surveys in order to provide SSgA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street and SSgA business results, State Street allocates an incentive pool to SSgA to reward its employees. Because the size of the incentive pool is based on the firm's overall profitability, each staff member is motivated to contribute both as an individual and as a team member.

The incentive pool is allocated to the various functions within SSgA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Ownership of Fund Shares. As of July 31, 2014, SSgA FM's portfolio managers did not beneficially own any shares of the Multi-Asset Income Fund.

Other Accounts. As of July 31, 2014, in addition to the Multi-Asset Income Fund, the portfolio managers were also responsible for the management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Karl Schneider, CAIA	127	$171.96	370	$477.96	326	$252.44
John Tucker, CFA	127	$171.96	370	$477.96	326	$252.44

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Multi-Asset Income Fund. Potential conflicts may arise out of: (i) the portfolio manager's execution of different investment strategies for various accounts; or (ii) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers' accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-905 (10/14)